UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2026
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27713
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTRE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

Effective October 5, 2026, Fortrea Holdings Inc. (the “Company”) appointed Carrie Russell as its Chief Accounting Officer. Ms. Russell has served as the Company’s interim Chief Accounting Officer and interim principal accounting officer since August 7, 2026, while continuing in her role as Vice President of Accounting. She will continue to serve as the Company’s principal accounting officer. Biographical information regarding Ms. Russell is included in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2026, and is incorporated herein by reference.

In connection with Ms. Russell’s appointment as Chief Accounting Officer, the Company entered into employment arrangements with Ms. Russell that are substantially consistent with those applicable to its other executive officers. Ms. Russell’s compensation package includes an annual base salary of $340,000 and an annual incentive bonus target at 40% of base salary. In addition, Ms. Russell will be eligible to receive annual long-term incentive awards in the form of performance stock units and restricted stock units under the Company’s 2023 Omnibus Incentive Plan, a copy of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. Ms. Russell is also eligible to participate in the Company’s other benefit plans and programs as described in the Company’s Definitive Proxy Statement for the 2026 Annual Meeting of Stockholders filed on Schedule 14A with the SEC on April 27, 2026.

There are no arrangements or understandings between Ms. Russell and any other person pursuant to which she was appointed as principal accounting officer and Chief Accounting Officer of the Company, and she is not a party to, nor does she have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. She does not have any family relations with any directors or executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.
By:	/s/ Agnieszka M. Gallagher
Name: Agnieszka M. Gallagher
Title: General Counsel and Secretary

Date: September 30, 2026